SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 3, 1998


                        ABT BUILDING PRODUCTS CORPORATION
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             (Exact name of registrant as specified in its charter)


      Delaware                       0-21856                     13-3684348
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   (State or other                (Commission                  (IRS Employer
   jurisdiction of                File Number)               Identification No.)
   incorporation)


      One Neenah Center, Neenah, Wisconsin                            54956
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (920) 751-8611
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ITEM 5.  OTHER EVENTS

         Attached hereto as Exhibit 99.1 is a press release issued by ABT Building Products Corporation on August 3, 1998.

ITEM 7.  EXHIBITS

         (c) Exhibits.

         Exhibit Number                     Description
         --------------                     -----------
              99.1                          Press Release, dated
                                            August 3, 1998, by ABT
                                            Building Products Corporation
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ABT Building Products Corporation


Date: August 3, 1998               By: /s/ Joseph P. O'Neill
                                   -------------------------
                                   Joseph P. O'Neill
                                   Vice President and Chief Financial Officer
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                                  EXHIBIT INDEX


 Exhibit Number            Description                                 Page No.
 --------------            -----------                                 --------
      99.1                 Press Release, dated August 3,                 5
                           1998, issued by ABT Building
                           Products Corporation.